Performance Management - Wisdom Short Term Government Fund	Dec. 01, 2025
Prospectus [Line Items]
Bar Chart and Performance Table [Heading]	Performance:
Performance Narrative [Text Block]

Because the Fund is a new fund and does not yet have a full calendar year of investment operations, no performance information is presented for the Fund at this time. In the future, performance information will be presented in this section of this Prospectus. Updated performance information will be available at no cost by visiting the Fund's website at www.spendlifewiselyfunds.com or by calling 1-866-969-5885.

Performance One Year or Less [Text]	Because the Fund is a new fund and does not yet have a full calendar year of investment operations, no performance information is presented for the Fund at this time.
Performance Availability Website Address [Text]	www.spendlifewiselyfunds.com
Performance Availability Phone [Text]	1-866-969-5885